UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 10, 2010
Date of report (Date of earliest event reported):

American Dairy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

1 (626) 757-8885
(Registrant’s Telephone Number, Including Area Code)

 N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On May 10, 2010, American Dairy, Inc. (the “Company”) reported its results of operations for the first fiscal quarter ended March 31, 2010.  The Company’s earnings release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated May 10, 2010 announcing financial results for the first fiscal quarter of 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DAIRY, INC.

By:	/s/ Jonathan H. Chou
Jonathan H. Chou Chief Financial Officer

Date: May 10, 2010

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated May 10, 2010 announcing financial results for the first fiscal quarter of 2010.